                                                                    EXHIBIT 10.1

================================================================================

                           ADVISORY SERVICES AGREEMENT

                                     between

                              FLUX U.S. CORPORATION

                                       and

                                COM HOLDINGS, LLC

                          Dated as of November 13, 2003

================================================================================

                           ADVISORY SERVICES AGREEMENT

      This Advisory Services Agreement (this "Agreement") is entered into as of November 13, 2003, between Flux U.S. Corporation, a Delaware corporation (the "Company"), and COM Holdings, LLC, a Delaware limited liability company ("COM").

      WHEREAS, COM is willing to provide advisory services to the Company on the terms and subject to the conditions contained in this Agreement;

      NOW, THEREFORE, for and in consideration of the premises, the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution and delivery hereof, the parties agree as follows:

                                    ARTICLE 1
                                   ENGAGEMENT

      The Company hereby engages COM to provide advisory services to the Company. COM shall have no obligations other than as expressly stated in this Agreement.

                                    ARTICLE 2
                                SERVICE STANDARDS

      COM shall provide its services hereunder in compliance with this Agreement and all applicable law. In performing its obligations hereunder, COM shall act in a manner that it reasonably believes to be in or not opposed to the best interests of the Company consistent with the agreements and standards set forth herein.

                                    ARTICLE 3
                             SERVICES TO BE PROVIDED

      Section 3.1. Duties.

      Subject to the terms and conditions of this Agreement, the Company hereby engages COM and COM hereby accepts the engagement, to provide advisory and consulting services to the Company and its Board of Directors, at the request and direction, from time to time, of the Company's Board of Directors, or of any duly appointed and acting senior executive officer, including without limitation, advice as to the development, ownership and operation of communications services, advice concerning long-range planning and strategy for the development and growth of the Company, advice and support in connection with its dealings with federal, state and local regulatory authorities, advice regarding employment, retention and compensation of employees, procurement and maintenance of adequate insurance coverage, bookkeeping and accounting services, and assistance in short-term and long-term financial planning.

      Section 3.2. Non-Company Responsibilities.

      COM and its representatives are at all times specifically permitted to engage in any other business ventures and activities including management of other businesses and companies and including such activities as may be deemed to be in competition with the Company and shall have no obligation to account to the Company for any such business ventures or activities.

      Section 3.3. Restrictions on Authority.

      COM shall not have any authority to enter contracts on behalf of the Company or to otherwise bind the Company.

                                    ARTICLE 4
                                  COMPENSATION

      Section 4.1. Reimbursement.

      The Company shall reimburse COM for all out-of-pocket expenses ("Out-of-Pocket Expenses") reasonably incurred by COM for goods and services provided by third parties to, for or on behalf of the Company (including those out-of-pocket expenses incurred by COM in traveling to and from and visiting the business of the Company in connection with providing services under this Agreement and the fair market rental value of any aircraft that is owned by COM or an affiliate of COM for the time such aircraft is used by COM for traveling to and from and visiting the business of the Company). COM shall provide the Company with a statement setting forth in reasonable detail (and with copies of invoices or other supporting documentation) the Out-of-Pocket Expenses claimed, and the Company shall pay to COM such amount within thirty (30) days of receipt of the statement. Notwithstanding anything to the contrary contained in this Agreement, in no event will COM be responsible for the payment from its own funds of any expenses, obligations or liabilities of the Company, unless such expenses, obligations or liabilities arose directly from the willful misconduct or gross negligence of COM.

      Section 4.2. Advisory Fee.

      COM, in consideration of the terms of this Agreement, shall be paid, commencing on the date hereof, an advisory fee per annum of $800,000 (the "Advisory Fee"), payable in equal monthly installments of $66,667 due on the first (1st) day of each month, provided that the first such payment shall be due on the date hereof and shall be prorated to reflect the Advisory Fee attributable to the period beginning on the date hereof and ending on the last day of the month. The amount of the Advisory Fee shall be subject to re-negotiation from time to time upon the agreement of the parties. As additional consideration for the terms of this Agreement, the Company shall issue to COM warrants (the "Warrants") to purchase One Million One Hundred Twenty-Five Thousand (1,125,000) shares of Class A common stock of the Company, on the terms stated in the Warrant attached hereto as Exhibit 1 (the "Incentive Compensation"). The Company shall issue the Warrants contemporaneously with the Company's execution of this Agreement. The Warrants may be exercised at any time within ten (10) years of the

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issuance of the Warrants. The exercise price shall be $1.00 per share, except as adjusted pursuant to the Warrant.

                                   ARTICLE 5
                              TERM AND TERMINATION

      Section 5.1. Term.

      This Agreement shall commence on the date hereof and, unless earlier terminated in accordance herewith, will terminate on the third (3rd) anniversary of the date hereof (the "Term"). This Agreement will be renewed automatically for additional one (1) year terms unless either party cancels this Agreement by written notice to the other party given at least sixty (60) days prior to the end of the then current term.

      Section 5.2. Termination.

      (a) By the Company. The Company shall have the right to terminate this Agreement for any reason, upon not less than ninety (90) days prior written notice to COM.

      (b) By COM. COM may terminate this Agreement:

            (i) if the Company has failed to make any payment pursuant to
      Article 4 within thirty (30) days following COM's written notice to the Company of such failure;

            (ii) in the event of a material breach of this Agreement by the Company (other than a payment default) which has not been cured within thirty (30) days following notice thereof from COM;

            (iii) upon the bankruptcy of the Company; or

            (iv) at any time upon 120 days prior written notice to the Company.

      Section 5.3. Benefits Payable Upon Termination.

      Following the termination of this Agreement for any reason, COM shall be paid all outstanding reimbursable expenses due to COM as of the date of termination and any Advisory Fee earned, but unpaid, for services rendered to the Company on or prior to the date of such termination, but, except for the issuance of the Warrants in payment of the Incentive Compensation, COM shall not otherwise be entitled to compensation in respect of its services under this Agreement. If this Agreement terminates other than on the last day of the month, COM shall promptly reimburse the Company for the amount of the Advisory Fee paid with respect to such month and attributable to the period beginning on the date of termination and ending on the last day of such month. Termination of this Agreement shall not modify the Company's obligation to issue the Warrants in payment of the Incentive Compensation.

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

      Section 5.4. Remedies.

      The remedies set forth herein are not intended to be exclusive, and all remedies shall be cumulative and may be exercised concurrently with any other remedy available to COM or the Company at law or in equity.

      Section 5.5. Continuing Obligations.

      After receipt of written notice of termination from the Company, but prior to the effective date of such termination, COM shall continue to perform under this Agreement unless specifically instructed to discontinue such performance. In the event of termination, COM and the Company shall remain liable for their respective obligations accrued under this Agreement prior to the effective date of termination.

                                   ARTICLE 6
                            LIMITATIONS OF LIABILITY

      Notwithstanding any other provision of this Agreement, COM shall not be liable for any failure or delay in its performance hereunder or for any performance which is substandard, except where such failure, delay or substandard performance is the result of willful misconduct or gross negligence on the part of COM. COM shall not be responsible to the Company for any indirect, incidental, consequential or special damages to the Company, the business of the Company or any subscriber or customer of any business of the Company or any other person, including any damage to or loss of revenues, business or goodwill, suffered by any person or entity for any failure of any system or failure of performance hereunder.

                                    ARTICLE 7
                            INDEMNIFICATION; EXPENSES

      Section 7.1. Indemnification.

      In the event COM is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding (a "Proceeding"), whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Company), by reason of the fact that COM is or was COM of the Company under the terms hereof, COM shall be entitled to be indemnified by the Company to the full extent then permitted by law against expenses (including counsel fees and disbursements and fees and disbursements for mediation, arbitration, trial and appeal), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by it in connection with such Proceeding.

      Section 7.2. Advancement of Expenses.

      The Company shall from time to time, reimburse or advance to COM the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding, provided the Company receives an undertaking by or on behalf of COM to

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

repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that COM is not entitled to be indemnified for such expenses.

                                   ARTICLE 8
                                 MISCELLANEOUS

      Section 8.1. Counterparts.

      This Agreement may be executed in several counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

      Section 8.2. Construction.

      Each of the parties hereto acknowledges that it has reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.

      Section 8.3. Benefit; Assignment.

      This Agreement shall be binding upon and inure to the benefit of all parties hereto and their respective successors and permitted assigns.

      Section 8.4. Complete Agreement.

      This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior understandings, agreements, and representations written or oral, relating to such subject matter.

      Section 8.5. Amendment.

      This Agreement may not be amended except by a writing signed by each of the parties.

      Section 8.6. Governing Law.

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE LAWS OF CONFLICT, OF THE STATE OF WASHINGTON, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

      Section 8.7. Severability.

      If any provision of this Agreement or the application thereof to any person or circumstance shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but, rather, shall be enforced to the extent

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

permitted by law. Furthermore, in lieu of such an illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid or enforceable.

      Section 8.8. Further Assurances.

      The parties agree that they will take all such further actions and execute and deliver all such further instruments and documents as may be required in order to effectuate the agreements set forth in this Agreement.

      Section 8.9. Waiver.

      No failure or delay on the part of the parties or either of them in exercising any right, power or privilege hereunder, nor any course of dealing between the parties shall operate as a waiver of any such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and are not exclusive of any rights or remedies which the parties or either of them would otherwise have.

      Section 8.10. Notices.

      All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given or made (i) upon delivery if delivered personally (by courier service or otherwise) or (ii) upon confirmation of dispatch if sent by facsimile transmission (which confirmation shall be sufficient if shown by evidence produced by the facsimile machine used for such transmission), in each case to the applicable addresses set forth below (or such other address as the recipient may specify in accordance with this Section):

             to COM at:

             2300 Carillon Point
             Kirkland, Washington 98033-7353
             Attention: President

             to the Company at:

             2300 Carillon Point
             Kirkland, Washington 98033-7353
             Attention: President
             with a copy to:

             Davis Wright Tremaine LLP
             2300 Wells Fargo Tower
             1300 SW Fifth Avenue
             Portland, Oregon 97201
             Attention: Benjamin G. Wolff

                  [SIGNATURES SET FORTH ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    COMPANY:

                                    FLUX U.S. CORPORATION

                                    By: /s/ R. Gerard Salemme
                                        _____________________________________
                                        R. Gerard Salemme, Its Vice President

                                    COM:

                                    COM HOLDINGS, LLC

                                    By: EAGLE RIVER INC., a Washington
                                        corporation, Its Manager

                                        By: /s/ Brian Marcinek
                                            __________________________________
                                            Brian Marcinek, its Vice President

                 [Signature Page to Advisory Services Agreement]

                                    EXHIBIT 1

                                 FORM OF WARRANT

                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----
ARTICLE 1 Engagement.............................................      1

ARTICLE 2 Service Standards......................................      1

ARTICLE 3 Services to be Provided................................      1

ARTICLE 4 Compensation...........................................      2

ARTICLE 5 Term and Termination...................................      3

ARTICLE 6 Limitations of Liability...............................      4

ARTICLE 7 Indemnification; Expenses..............................      4

ARTICLE 8 Miscellaneous..........................................      5

                                    EXHIBIT 1

                            FORM OF WARRANT AGREEMENT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT
   AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE
OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE
                             STATE SECURITIES LAWS.

                                                                        No. WA-1
                                                       Issued: November 13, 2003

                               WARRANT TO PURCHASE
                        SHARES OF CLASS A COMMON STOCK OF
                              FLUX U.S. CORPORATION
                         (VOID AFTER NOVEMBER 13, 2013)

      This certifies that COM Holdings, LLC, a Delaware limited liability company, (the "Holder"), for value received, is entitled to purchase from FLUX U.S. Corporation., a Delaware corporation (the "Company"), having a place of business at 2300 Carillon Point, Kirkland, Washington 98033-7353, One Million One Hundred Twenty Five Thousand (1,125,000) fully paid and nonassessable shares of the Company's Class A Common Stock (the "Common Stock").

      The exercise price per share of this Warrant is one dollar ($1.00) (the "Stock Purchase Price") payable in lawful money of the United States or otherwise as hereinafter provided. If payment is by check and the check is not a check issued by a regulated banking or financial institution the shares to be so issued shall not be considered issued until such check has cleared.

      This Warrant may be exercised at any time or from time to time up to and including 5:00 p.m. (Pacific Time) on the tenth anniversary of the issuance date of this Warrant (the "Expiration Date"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Subscription Form attached hereto as Exhibit A duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

      1.1 GENERAL. This Warrant is exercisable at the option of the Holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder.

      1.2 ISSUANCE OF CERTIFICATES. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which the Holder surrenders this Warrant, properly endorsed, and the completed, executed Subscription Form (a copy of which is attached hereto as Exhibit A), at the offices of the Company, upon payment made for such shares as set forth in this Warrant. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time (not to exceed ten (10) business days) after the rights represented by this Warrant have been so exercised. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or, subject to the provisions of Section 7, such Holder's designee. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time (not to exceed ten (10) business days).

      1.3 CASHLESS EXERCISE. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant for cash (x) the Holder may pay the exercise price by surrendering shares of Common Stock or other equity securities of the Company with an aggregate fair market value equal to the aggregate Stock Purchase Price, or (y) if the fair market value of one share of the Company's Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

          X = Y (A-B)
              -------
                 A

Where     X =   the number of shares of Common Stock to be issued to the Holder

          Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

          A = the Fair Market Value, defined below, of one share of the Company's Common Stock (at the date of such calculation)

          B = Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the Fair Market Value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, the Fair Market Value per share shall be the average of the closing bid and ask prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of calculation of Fair Market Value. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the Fair Market Value per share shall be the per share offering price to the public of the Company's Common Stock.

2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved or, shall upon request of the Holder authorize and reserve, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed, including, but not limited to, amending its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action that would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants and options, together with all shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

      3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time split or subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such split or subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

      3.2 DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY, RECLASSIFICATION. If at any time or from time to time the Holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor:

            3.2.1 Common Stock or any shares of stock or other securities that are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

            3.2.2 Any cash paid or payable otherwise than as a cash dividend out of current earnings; or

            3.2.3 Common Stock or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than (i) shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 3.1 above or (ii) an event for which adjustment is otherwise made pursuant to Section 3.3 below);

then in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses 3.2.2 and 3.2.3 above) which such Holder would hold on the date of such exercise had he or it been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

      3.3 REORGANIZATION, RECLASSIFICATION OR RECAPITALIZATION. If any recapitalization, reclassification or capital reorganization of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (a "Restructuring"), then, as a condition of such Restructuring, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of or in addition to the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby and appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

      3.4 NOTICE OF ADJUSTMENT. Upon any adjustment of the Stock Purchase Price, any increase or decrease in the number of shares purchasable upon the exercise of this Warrant or any change in the securities or other property deliverable upon exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's President and shall state the Stock Purchase Price resulting from such adjustment, the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant or the amount of securities or other property deliverable upon such exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

      3.5 OTHER NOTICES. If at any time:

            3.5.1 the Company shall declare any cash dividend upon its Common Stock;

            3.5.2 the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

            3.5.3 there shall be any Restructuring;

            3.5.4 there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

            3.5.5 there shall be an initial public offering of Company securities;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, overnight courier or facsimile, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least fifteen (15) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such Restructuring, dissolution, liquidation or winding-up, and (b) in the case of any such Restructuring, dissolution, liquidation, winding-up or public offering, at least fifteen (15) days prior written notice of the date when the same shall take place; provided, however, that if any response on the part of the Holder is otherwise required, the Holder shall make its best efforts to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common

Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Restructuring, dissolution, liquidation, winding-up or public offering, as the case may be.

      3.6 CERTAIN EVENTS. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this
Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as it would have owned had the Warrant been exercised prior to the event and had it continued to hold such shares until after the event requiring adjustment.

4. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner that interferes with the timely exercise of this Warrant.

6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provision hereof in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

7. TRANSFER RESTRICTIONS. Subject to (i) delivery of a written acknowledgement by a transferee of this Warrant or any rights under this Warrant, that the transferee is bound by the terms of this Warrant and will be, upon exercise of this Warrant, bound by the terms of that certain Stockholders' Agreement dated November 13, 2003 between the Company and certain shareholders and (ii) compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed and in compliance with such provisions. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. This Warrant may not be transferred or assigned without compliance with all applicable federal and state securities laws by the transferor and the transferee. The Holder further agrees not to make any disposition of all or any portion of this Warrant or any shares of Common Stock or any security into or for which such Common Stock is exchanged unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 7 to the extent such section is then applicable, and:

            (A) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (B) (i) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, referred to in
Section 7, shall survive the exercise of this Warrant.

9. MODIFICATION AND WAIVER. The terms of this Warrant may be amended, or the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder of this Warrant.

10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by first-class mail, postage prepaid, to the Holder at its address as shown on the Warrant Register or to the Company at the address indicated therefor in the first paragraph of this Warrant, or such other address as either may from time to time provide to the other.

11. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Washington.

12. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

13. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Fair Market Value of the Common Stock.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its President, thereunto duly authorized as of the date first written above.

                             FLUX U.S. CORPORATION
                             a Delaware corporation

                             By: ____________________________________________
                                 R. Gerard Salemme
                             Title: Vice President

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                                                      Date:______________, 20___

FLUX U.S. Corporation
_____________________
_____________________

Ladies and Gentlemen:

[ ] The undersigned hereby elects to exercise the warrant issued to it by FLUX U.S. Corporation (the "Company") and dated ______________, 200_, Warrant No. ___ (the "Warrant") and to purchase thereunder __________ shares of the Class A Common Stock of the Company (the "Shares") at a purchase price of $1.00 per Share, or an aggregate purchase price of _______________________ ($__________) (the "Purchase Price").

[ ] The undersigned hereby elects to convert ___________________ percent (___%) of the value of the Warrant pursuant to the provisions of Section
      1.3 of the Warrant.

      Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer. The undersigned also makes the representations set forth on the attached Exhibit B of the Warrant.

                                       Very truly yours,

                                       _______________________________________

                                       By:____________________________________

                                       Title:_________________________________

                                    EXHIBIT B

                           INVESTMENT REPRESENTATIONS

THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO FLUX U.S. CORPORATION ALONG WITH THE SUBSCRIPTION FORM BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT DATED __________________, 200__, WILL BE ISSUED.

                                                           _____________________

FLUX U.S. Corporation
_______________________
_______________________

Ladies and Gentlemen:

      The undersigned, _________________________ ("Purchaser"), intends to acquire up to ______________ shares of the Class A Common Stock (the "Common Stock") of FLUX U.S. Corporation (the "Company") from the Company pursuant to the exercise or conversion of certain Warrants to purchase Common Stock held by Purchaser. The Common Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. Purchaser has been advised that the Common Stock has not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter. Accordingly, Purchaser represents, warrants and agrees as follows:

      1. Purchaser is acquiring the Common Stock for its own account and beneficial interest to hold for investment and not for sale or with a view to distribution of the Common Stock or any part thereof. Purchaser has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

      2. Purchaser acknowledges that it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to acquire the Common Stock. Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser. Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

      3. Purchaser is an "accredited investor" as such term is defined in Rule 501 under the 1933 Act.

      4. Purchaser acknowledges that investment in the Common Stock involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Common Stock for an indefinite period of time and to suffer a complete loss of its investment.

      5. Purchaser has been informed that under the 1933 Act, the Common Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Common Stock. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Common Stock (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required. Purchaser shall not make any sale, transfer or other disposition of the Common Stock in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission or in violation of any applicable state securities law.

      6. Purchaser also understands and agrees that there will be placed on the certificate(s) for the Common Stock, or any substitutions therefor, a legend stating in substance:

      "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. These shares have been acquired for investment and may not be sold or otherwise transferred in the absence of an effective registration statement for these shares under the 1933 Act and applicable state securities laws, or, if requested by the Company, an opinion of counsel satisfactory to the Company that registration is not required and that an applicable exemption is available."

         Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Common Stock with Purchaser's counsel.

                                       Very truly yours,

                                       ___________________________________

                                       By: _______________________________

                                       Title: ____________________________

                    ASSIGNMENT OF ADVISORY SERVICES AGREEMENT

      THIS ASSIGNMENT (this "Assignment") is made and delivered on this ___ day of ____________ , 2003 by and between COM Holdings, LLC, a Washington limited liability company ("Assignor") and Eagle River, Inc., a Washington corporation ("Assignee").

                                    RECITALS

      A. Assignor has agreed to provide advisory services to Flux U.S. Corporation, a Delaware corporation ("FUS"), pursuant to that certain Advisory Services Agreement dated November 13, 2003 by and between Assignor and FUS (as the same may be amended, the "Agreement").

      B. Assignor desires to assign to Assignee all of Assignor's right, title and interest in and under the Agreement with the exception of warrants previously granted to Assignor under the Agreement; and Assignee desires to accept such assignment and assume all of Assignor's duties and obligations thereunder.

      Assignor and Assignee hereby agree as follows:

      1. Assignment. Assignor does hereby assign, grant, transfer, convey, and set over unto Assignee all of Assignor's rights, title and interest in and to the Agreement, with the exception of warrants previously granted under the Agreement, free and clear of all encumbrances, together with such other rights, causes of action and remedies as may arise by operation of law, in law or equity, in connection with the Agreement.

      2. Acceptance. Assignee hereby accepts such assignment and assumes and agrees to perform all of Assignor's duties and obligations arising under the Agreement.

      3. No Amendment. This Assignment and Assumption is made subject to and with the benefit of the respective representations and warranties, covenants, terms, conditions and other provisions of the Agreement, which shall survive the execution and delivery of this Assignment. This Assignment shall not in any way supersede, modify, alter or amend the Agreement, which remains in full force and effect and the parties thereto shall have the rights, duties and obligations provided for thereunder, nor shall it subject Assignee to any greater liabilities, obligations or duties in connection therewith than would have been enforceable against Assignor. In the event of any conflict or other inconsistency between this Assignment and the Agreement, the Agreement shall be the controlling agreement.

      4. Binding Effect. This Assignment and Assumption shall be binding upon and shall inure to the benefit of the parties thereto and their respective successors and assigns.

         5. Governing Law. This Assignment and Assumption shall be governed by and interpreted in accordance with the laws of the State of Washington.

      This Assignment and Assumption may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same agreement.

      IN WITNESS WHEREOF, Assignee and Assignor have caused this Assignment to be executed in their names and on their behalf by their duly authorized officers, on the date first written above.

      ASSIGNOR:                      COM HOLDINGS, LLC, a Washington limited
                                     liability company

                                     By:    EAGLE RIVER, INC., a Washington
                                            corporation, Its Manager

                                            By:   ______________________________
                                                  Brian Marcinek, Vice President

      ASSIGNEE:                      EAGLE RIVER, INC., a Washington corporation

                                     By:    ____________________________________
                                            Brian Marcinek, Vice President

      The undersigned hereby acknowledges and consents to the above-referenced Assignment.

                                     FLUX U.S. CORPORATION., a Delaware
                                     corporation

                                     By:    ____________________________________
                                            R. Gerard Salemme, Vice President